                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                     of 1934

       Date of Report (date of earliest event reported): February 6, 2003
                               (January 29, 2003)

                            GlobalSantaFe Corporation
             (Exact name of Registrant as specified in its charter)

          Cayman Islands                    1-14634               98-0108989
   (State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
of incorporation or organization)                            Identification No.)

                              15375 Memorial Drive
                              Houston, Texas 77079
              (Address of principal executive offices and zip code)

        Registrant's telephone number, including area code: 281-925-6000

Item 5. Other Events.

     On January 29, 2003, GlobalSantaFe Corporation issued a news release reporting fourth quarter and full year 2002 financial results. The news release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

     99.1    Press Release dated January 29, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GLOBALSANTAFE CORPORATION

                                     By: /s/ Alexander A. Krezel
                                        ----------------------------------------
                                        Alexander A. Krezel
                                        Vice President, Secretary and
                                        Associate General Counsel

Date:  February 6, 2003

                                Index to Exhibits

       Exhibit Number                          Description
       --------------                          -----------
            99.1                Press Release dated January 29, 2003